Fair Value of Financial Instruments	12 Months Ended
Dec. 31, 2024
Fair Value Disclosures [Abstract]
Fair Value of Financial Instruments
4. Fair Value of Financial Instruments
The principal financial assets of the Company as of December 31, 2024, and 2023 consist of cash, cash equivalents and restricted cash and accounts receivable. The principal financial liabilities of the Company as of December 31, 2024 and 2023 consist of accounts payable, accrued expenses and other liabilities, secured term loan facilities, revolving credit facilities and the 2024 Bonds and the 2020 Bonds.

The carrying values of cash, cash equivalents and restricted cash, accounts receivable, accounts payable, accrued expenses and other liabilities are reasonable estimates of their fair value due to the short-term nature or liquidity of these financial instruments.

Fair value is a market-based measurement that is determined based on assumptions that market participants would use in pricing an asset or a liability. The fair value accounting standard establishes a three tier fair value hierarchy the (Level 1, Level 2 and Level 3) fair value hierarchy described in 3. Derivative Instruments Accounted for at Fair Value, which prioritizes the inputs used in the valuation methodologies in measuring fair value:

Level 1—Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2—Include other inputs that are directly or indirectly observable in the marketplace.

Level 3—Unobservable inputs which are supported by little or no market activity.

The 2020 Bonds were classified as a Level 2 liability and the fair values have been calculated based on the most recent trades of the bond on the Oslo Børs prior to December 31, 2023.

The 2024 Bonds are classified as a Level 2 liability and the fair values have been calculated based on the most recent over the counter ("OTC") trades of the bond prior to December 31, 2024. These trades are infrequent and therefore not considered to be an active market.

The fair value of secured term loan facilities and revolving credit facilities is estimated to approximate the carrying value in the balance sheet since they bear a variable interest rate, which is reset every quarter. This has been categorized at Level 2 on the fair value measurement hierarchy as at December 31, 2024 and 2023.

The following table includes the estimated fair value and carrying value of those assets and liabilities where the fair value does not approximate the carrying value. The table excludes cash, cash equivalents, and restricted cash, accounts receivable, accounts payable, accrued expenses, and other liabilities because the fair value approximates carrying value and, for accounts receivable and payable, are due in one year or less.

		December 31, 2023		December 31, 2024
Fair Value Hierarchy Level	Fair Value Hierarchy Level	Carrying Amount Asset (Liability)	Fair Value Asset (Liability)	Carrying Amount Asset (Liability)	Fair Value Asset (Liability)
		(in thousands)
2020 Bonds (see Note 11)	Level 2	$(91,000)	$(91,455)	$—	$—
2024 Bonds (see Note 11)	Level 2	—	—	(100,000)	(100,625)
Secured term loan facilities and revolving credit facilities (see Note 10)	Level 2	$(810,497)	$(810,497)	$(760,559)	$(760,559)